Public Lenders’ Presentation Confidential May 1, 2012

1 Forward Looking Statements Certain information in this presentation may be considered forward - looking information within the definition of the Private Securities Litigation Reform Act of 1995. This information is based on the Company's current expectations and actual results could vary materially depending on risks and uncertainties that may affect the Company's operations, markets, services, prices and other factors as discussed in filings with the Securities and Exchange Commission. These risks and uncertainties include, but are not limited to, general and economic conditions and declines in the industries in which we participate. There is no assurance that the Company's expectations will be realized. All forward looking statements speak only as of the date of this presentation. All subsequent written and oral forward - looking statements attributable to us or any person acting on our behalf are qualified by the cautionary statements in this section. The Company assumes no obligation to update any forward - looking information contained in this presentation.

Table of Contents Appendix I. Harland Clarke Holdings Corp. Overview Chuck Dawson Chief Executive Officer III. Financial Overview Peter Fera Chief Financial Officer II. Business Segment Overviews Chuck Dawson Chief Executive Officer 2 IV. Transaction Overview Credit Suisse

Transaction Overview Harland Clarke Holdings Corp. (“Harland Clarke” or the “Company”) is seeking to amend and extend its current senior secured term loan  The proposed transaction includes: − Target extended term loan tranche of $1.0 billion before pay down (minimum term loan extension of 50%) − New senior secured term loan tranche extended three years to June 2017 − 30% pay down to extending term loan lenders from proceeds of a new $300 million senior secured notes offering − Significant scheduled amortization for the extended tranche of 10% per annum  The Company believes the proposed transaction would be beneficial to lenders as it would: − Address the majority of the Company’s near - term maturities by extending the maturity profile − Significantly delevers the business − Provides management with operating flexibility and enhances overall credit quality of the Company 3

Transaction Summary

HARLAND CLARKE HOLDINGS CORP.

Pro Forma Capitalization

($ in millions)

	Current 12/31/11A	Pro forma 12/31/11A	Indicative Rate	Maturity
Cash	$97	$83		
Revolver	–	–	L+250	June-13
Senior secured term loan	1,719	719	L+250	June-14
Extended senior secured term loan	–	700	L+525 (1)	June-17 (2)
New senior secured notes	–	300	TBD (3)	May-18
Total senior secured debt	**$1,719**	**$1,719**		
Senior floating rate notes	204	204	L+475 (4)	May-15
Senior fixed rate notes	271	271	9.50%	May-15
Capital lease obligations and other	4	4		
Total debt	**$2,198**	**$2,198**		
LTM PF Compliance EBITDA (5)	**$473**	**$473**		
Senior Secured Leverage / PF Compliance EBITDA	3.6x	3.6x		
Total Leverage / PF Compliance EBITDA	4.6x	4.6x		

(1) No LIBOR floor

(2) The earlier of June 2017 or 90 days prior to the maturity of the senior floating rate notes and senior fixed rates notes (i.e. May 2015)

(3) Indicative yield

(4) LIBOR floor of 1.25% for Senior floating rate notes

(5) Operating income plus depreciation and amortization, plus adjustments for non-cash asset impairment charges, restructuring charges, gains / losses on contingent consideration and deferred purchase price compensation related to acquisitions, non-cash fair value adjustments related to acquisitions, plus amortization of upfront contract acquisition payments and the difference between billed and recognized revenues for acquired software businesses

HARLAND CLARKE

4

Management Presenters 5 Chuck Dawson President and Chief Executive Officer x 35+ years of experience in the financial services and security printing industry x 19 years with Harland Clarke / Clarke American x Former Chief Executive Officer of Rocky Mountain Bank Note; began career at IBM x B.A. in Marketing and an MBA from Lamar University Peter Fera Executive Vice President and Chief Financial Officer x 18 years of experience with Harland Clarke, Honeywell, and GE in various financial and operational leadership roles x Appointed Executive Vice President and Chief Financial Officer in May 2007 x Former Chief Financial Officer of Honeywell’s Aircraft Landing Systems business from October 2003 to April 2005 x B.A. in Mechanical Engineering from University of Pennsylvania, an M.A. in Mechanical Engineering from MIT and an MBA in Management from MIT's Sloan School of Management

6 I. Harland Clarke Holdings Corp. Overview Chuck Dawson, Chief Executive Officer

2008 Harland Clarke Holdings Corp. Evolution 7 Adjusted Revenue (1) $ 1,798 Adj. EBITDA (2) $ 457 Margin 25% FI Checks (% of business) 55% Adjusted Revenue (1) $ 1,732 Adj. EBITDA $ 498 Margin 29% FI Checks (% of business) 44% Adjusted Revenue (1) $624 Adj. EBITDA (2) $148 Margin 24% FI Checks (% of business) 84% 7 2006 2012 P (1) GAAP revenue plus acquisition accounting fair value adjustments; 2012 P includes Faneuil projections as if acquisition occurr ed January 1, 2012

Harland Clarke Holdings Snapshot

HARLAND CLARKE HOLDINGS CORP.

Leading Industry Positions

- **Harland Clarke**: Leading provider of checks and related products, marketing services, customized business and consumer products, and security and fraud solutions
- **Harland Financial Solutions**: Trusted provider of software and services
- **Scantron**: Recognized provider of technology-enabled data management and testing /assessment solutions
- **Faneuil**: Largest outsourcer of toll road management services and award winning business process outsourcing solutions
- ~ $1.7 billion in revenues
- 85% of revenues under long-term contracts

Strong Long-Term Client Relationships

- **Harland Clarke**: 15,000+ financial and commercial institutions; managing customer engagement with 235 million touch points per year.
- **Harland Financial Solutions**: 6,000+ financial institutions; solutions touch 120,000 bank users and approximately 150,000 consumers daily
- **Scantron**: 50,000+ educational and commercial accounts; 80 of top 100 school districts in the US; serves 50 million students annually
- **Faneuil**: Five of the largest toll authorities in the US; managing customer interactions with over 442 million touch points per year

Strong Profit Margins /Robust Cash Flow Generation

- 2012 P Adjusted EBITDA: $498 million (29% margin)
- 2012 P Cash provided by operating activities: $247 million

2012P Consolidated Adjusted Revenues (1): $1,732M

Revenue by Business Segment



Faneuil 7%
Scantron 12%
HFS 17%
Harland Clarke 64%

Revenue by Product Line



Business Process Outsourcing 7%
Education & Testing 12%
FI Checks 44%
FI Software 17%
Marketing Services, Transactional Print, Forms, Other 12%
Private Label / Direct Products 8%

(1) GAAP revenue plus acquisition accounting fair value adjustments; 2012 P includes Faneuil projections as if acquisition occurred January 1, 2012

8

Growth of Products Excluding FI Checks

HARLAND CLARKE HOLDINGS CORP.

- Unique business model characterized by industry leadership, diversity of products and services, long-term customer relationships, and technology-enabled solutions
- Leading industry positions in checks, payment processing, data management, testing / assessment and education technology industries
- Balanced business mix among Harland Clarke Holdings' three business units provides an excellent platform to navigate through economic cycles. Significant investment in growth areas (Scantron) to further help mitigate cyclicality
- Diversity of end markets and customers, as well as diversity within each customer

2011 Client Diversity


Top 20
30%
All Others
70%

Growth of Products Excluding FI Checks


$100
16%
$816
45%
$974
56%
2006
2008
2012 P
Products excl. FI Checks
% Total Revenues

Harland Clarke Holdings is well situated to continue capitalizing on its unique position to drive value for all stakeholders

HARLAND CLARKE
9

Proven Management Team with Significant Industry Track Record

HARLAND CLARKE HOLDINGS CORP.

Highly Experienced Executive Management Team

- **CHUCK DAWSON – President & Chief Executive Officer**
  Harland Clarke Holdings Corp.
  - 19 years with Harland Clarke / Clarke American and 35+ years of experience in the financial services and security printing industry
- **PETER FERA – Executive Vice President & Chief Financial Officer**
  Harland Clarke Holdings Corp.
  - 18 years of experience with Harland Clarke, Honeywell, and GE in various financial and operational leadership roles
- **DAN SINGLETON – President & Chief Executive Officer**
  Harland Clarke
  - 27-year career in payment solutions industry having held positions at Xerox and Deluxe Checks
- **RAJU SHIVDASANI – President & Chief Executive Officer**
  Harland Financial Solutions
  - 30+ year career in financial services technology having held positions at Fiserv and Citicorp
- **JOHN LAWLER – President**
  Scantron & GlobalScholar
  - 24+ years of experience in information services, software and publishing services. Senior leadership roles, including global management experience, with Dun & Bradstreet, LexisNexis and Triumph Learning
- **ANNA VAN BUREN – President & Chief Executive Officer**
  Faneuil
  - 30 years of business and leadership experience, including operations of government services, marketing and media companies

- Multi-disciplinary expertise
- Extensive sales & marketing background / experience
- Long tenure / significant industry background
- Significant M&A execution and integration track record
- Strong public company reporting experience

10

11 II. Business Segment Overviews Chuck Dawson, Chief Executive Officer

Harland Clarke Segment Overview

HARLAND CLARKE HOLDINGS CORP.

Profile

- Comprehensive range of check and related products, marketing services and security solutions
- Trusted partner operating in a highly secure network
- Broad range of vertical industries, including Financial, Retail, Insurance, Healthcare, and Software
- 15,000+ financial and commercial relationships
- Long term contracts with 75% recurring revenue
- Significant cost reductions driven by strong culture of continuous improvement
- Accelerated growth through retail channels, Private Label and Big Box relationships
- Optimized customer-preferred channels

Solutions

- Multi-channel direct and digital marketing solutions
- Transactional print solutions; customizable
- Personal & Business checks and accessories
- Delivery, security and anti-fraud programs
- Card services
- Internet and Contact Center services
- Standard and custom financial forms
- Social and business stationery
- Survey Services

Adjusted Revenue[1]



($ in millions)
$1,290
$1,226
$1,192
$1,136
$1,107
2008
2009
2010
2011
2012 P

Adjusted EBITDA and Margins



($ in millions)
$340
$364
$358
$347
$350
26.4%
29.7%
30.0%
30.5%
31.6%
2008
2009
2010
2011
2012 P
Adj. EBITDA
% Margin

Adjusted EBITDA — Quarterly



($ in millions)
$94
$95
$82
$87
$81
$87
$89
$90
30.3%
30.8%
28.3%
30.6%
29.0%
30.7%
31.4%
30.9%
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Adj. EBITDA
% Margin

HARLAND CLARKE

(1) GAAP revenue plus acquisition accounting fair value adjustments

12

(1.4%) 0.2% 2.7% 3.6% 2010 1H 2011 2H 2011 YTD 2012 Harland Clarke Check Unit Trends 13 13 Financial Institution Channel Non - Financial Institution Channel Unit Decline Trends (1) Unit Trends (1) Same store units; excludes impact from new clients, lost clients and material conversions from existing clients as a res ult of bank acquisition and other activities  Large financial institutions  Community banks  Brokerage firms  Big box retailers  Small business software providers  Direct selling associations  Reasons for changes in Unit Volume: − Small business formation − Life style changes − Moving (related to jobs) − Foreclosure / default volumes − Bank churn − Financial institution consolidation (10.1%) (9.0%) (5.0%) (1.0%) 2010 1H 2011 2H 2011 YTD 2012

(9.2%) (8.0%) (4.2%) (0.5%) 2010 1H 2011 2H 2011 YTD 2012 Harland Clarke Manages to Increase Revenue Per Order 14 14 Unit Decline Trends (Total Company) (1) Revenue per Order  Price management  Package size changes  Upsell opportunities through direct contacts − Expedited delivery − Enhanced check product designs  Cross - sell opportunities through direct contacts − Security offerings − Business products − Labels and stamps  Check program initiatives 100.0 102.5 102.7 103.2 104.8 2008 2009 2010 2011 YTD 2012 Revenue Factors (1) Same store units plus non - financial institution units; excludes impact from new clients, lost clients and material conversi ons from existing clients as a result of bank acquisition and other activities

Multiple Growth Platforms

HARLAND CLARKE HOLDINGS CORP.

	Revenue Growth 2009 – 2011 CAGR	Revenue Growth 2012P
Transactional Print & Commercial Forms ▪ Multi-year print technology upgrade enabling cost reduction and aggressive expansion into non-check products; includes commercial forms and transactional print (personalized statements, invoices, customer communications)	2.0%	4.5%
Marketing Services ▪ Multi channel integrated marketing capabilities (e.g., database and e-mail marketing, advanced strategy and analytics, content generation, educational services, online surveys, mystery shopping, contact center services)	16.7%	20.2%
Private Label ▪ Leverage relationships with large Big Box retailers (e.g., web-based customizable stationery business), small business software providers and direct selling associations	5.6%	7.6%
Security Services ▪ Expand security and compliance products and services	29.7%	12.2%

HARLAND CLARKE

15

Profile • Trusted supplier of software and services to 6,000+ financial institutions • 80% recurring revenue • Successful integration of 11 acquired companies • Maximized cross - sell of core and point solutions to existing clients • Expanded margins through cost reduction efforts • Extension of development and technical capabilities through India Development Center Solutions • Enterprise/Core Systems • Lending & Compliance • Risk Management • Electronic Payments • Branch Automation & Marketing • Self - Service ($ in millions) ($ in millions) Adjusted Revenue (1) ($ in millions) 16 Harland Financial Solutions Overview 16 Adjusted EBITDA and Margins Adjusted EBITDA — Quarterly (1) GAAP revenue plus acquisition accounting fair value adjustments $19 $19 $21 $21 $21 $25 $20 $23 27.6% 27.2% 30.2% 29.6% 29.3% 32.9% 27.8% 33.8% Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Adj. EBITDA % Margin $295 $279 $283 $289 $297 2008 2009 2010 2011 2012 P $76 $78 $81 $89 $100 25.8% 28.0% 28.6% 30.8% 33.7% 2008 2009 2010 2011 2012 P Adj. EBITDA % Margin

Harland Financial Solutions Growth Platforms

HARLAND CLARKE HOLDINGS CORP.

Harland Financial Solutions is well positioned to deliver best in class integration of point solutions with a modern architecture core platform.

	Revenue Growth	
	2009 – 2011 CAGR	2012P
Phoenix EFE ▪ Expand cross-sales of specialized solutions to core customers, building upon expertise; add scale as well as large and global bank capabilities	10.9%	3.5%
Self-service ▪ Expand Cavion internet, business, voice, and mobile banking growth ▪ Expand uBanking account opening, aggregation, switching, and payments growth	23.3%	11.8%
Lending & Compliance ▪ Develop SaaS lending solution; leverage compliance strength in increasing regulatory environment	4.6%	5.2%
Payments ▪ Expand solutions for payment applications (e.g., Bill Pay, P2P, ACH)	19.1%	19.9%

PhoenixEFE® Core

Cavion®

uBanking™

LaserPro®

CreditQuest®

Encore®

Electronic FundsTransfer

DPXPay™

HARLAND FINANCIAL SOLUTIONS

17

Scantron Education and Commercial Business Overview 18 ($ in millions) ($ in millions) Adjusted Revenue (1) ($ in millions) Adjusted EBITDA and Margins Adjusted EBITDA — Quarterly Profile • Defined the market for accurate and reliable capture of student performance data. • Strong brand recognition • Innovative data solutions • Stable, high margin business • Serve 80 of the largest 100 school districts in the United States, as well as 70 countries • Recognized expertise in managed network services Solutions • Scanners and Forms • Testing, Survey and Data Collection Services • Technology Management Services • Assessment Solutions for Education • Medical Device Tracking • Safety Market Solutions (1) GAAP revenues plus acquisition accounting fair value adjustments less revenues from acquired software businesses $56 $64 $63 $53 $52 26.3% 30.8% 31.0% 27.9% 30.2% 2008 2009 2010 2011 2012 P Adj. EBITDA % Margin $17 $14 $17 $16 $14 $10 $16 $12 33.3% 28.6% 31.5% 31.4% 25.0% 20.0% 29.6% 23.5% Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Adj. EBITDA % Margin $203 $190 $172 2008 2009 2010 2011 2012P $206 $210 $204 $208 $213 Global Scholar and Spectrum K12

Scantron Platforms 19 19 ($ in millions) Revenue '09-'11 2012 2009 2010 2011 2012P CAGR % growth Data Solutions $101 $93 $89 $85 (6.1%) (4.5%) Education Technology 18 21 29 49 26.9% 69.0% Technology Services 60 55 58 54 (1.7%) (6.9%) Total Revenue $179 $169 $176 $188 (0.8%) 6.8% % of HCHC Revenue 10.5% 10.1% 10.8% 10.9% Education Technology  End - to - end education technology solution: − learning management system − computer adaptive, formative assessments − teacher effectiveness − supporting needs for Response to Intervention and Individualized Education Plans Data Solutions  Broad offering of standard and custom print products  Investment in digital print technology to address further customer needs for non - scannable printing  Expansion into new growth markets, domestically and internationally (e.g. voting systems)  Expanded modes of data capture (web: Safety Capture ™ onDemand; mobile, handheld) and value - add through reporting and analytics Technology Services  Nationwide service footprint and broad solutions set  Managed network services and managed print offerings for small - to - medium businesses  Multi - vendor capabilities, providing support across major hardware vendors with comprehensive system support Revenue Growth 2009 – 2011 CAGR 2012E 29.2% 67.6% (6.2%) (3.9%) (1.6%) (7.6%)

HCHC Education Acquisition Rationale Scantron has a strategic market position in the Education sector as content shifts to Educator Effectiveness and Personalized Learning  Scantron’s acquisitions in K - 12 education technology bring together a comprehensive technology solution set that provides teache rs, administrators, parents and students a robust suite of tools to improve both student performance and teacher effectiveness $6,351 $6,646 $6,950 $7,089 $7,230 $7,592 $8,085 $8,813 $9,606 $10,470 $11,413 2005 2006 2007 2008 2009 2010 2011 2012P 2013P 2014P 2015P 46% 46% 46% 46% 46% 46% 47% 48% 49% 51% 52% Expanding K - 12 technology product market opportunity % of total K - 12 market: ($ in millions) Source: Simba Information, "The Complete K - 12 Report: Market Facts & Segment Analyses 2012" Note: Technology products include Hardware, Software and Internet Technology solutions advance Educator Effectiveness and accelerate student growth and achievement by…  Enabling teachers to tailor instruction to students needs while effectively managing costs  Providing rapid and effective assessment of student and teacher performance to inform instructional decisions and engage parents  Reducing administrative burden leaving more time for teachers to teach Discretionary Funding Total 60% Assessing Achievement 1% Title I Grants to States 18% Investing in Innovation 0% 21st C. Community Learnings Centers 2% Idea Grants to States 14% English Learner Education 1% Race to the Top 1% School Improvement Grants 1% Impact Aid 2% K - 12 education market growth drivers  Increasing expenditures per pupil − Education expenditures have risen 64% since 1999  Growth in enrollments − Forecast to grow 5% by 2020 to ~58 million students  Increasing sources of funding: Source: Simba Information, "Publishing for the PreK - 12 Market 2011 - 2012“ Note: Italicized segments represent identified funding sources available for Scantron products Total discretionary funding market: $80.8bn (2012) 20

Growing Base of Technology - Enabled Services and Solutions Leveraging technology to provide an end - to - end educational software solution An Integrated System 21

GlobalScholar and Spectrum K12 Acquisitions Overview

HARLAND CLARKE HOLDINGS CORP.

Profile

- Recent strategic acquisitions of Spectrum K12 and GlobalScholar add comprehensive web capabilities
- Solutions empower educators, parents and students throughout the entire learning lifecycle
- Well positioned to take advantage of web-based growth in education
- Partnering with some of the most progressive and innovative school systems in America
- Investing in growth:
  - ✓ In experienced education & technology leadership
  - ✓ In current technology and future platforms
  - ✓ In creating operational excellence in key business processes (to reach standard of other HCHC businesses)

Solutions

Web Based Education Solutions:

- Standards Based Gradebook, Curriculum, Content and Assessments
- Professional Development
- On Line Tutoring
- Response to Intervention
- Special Education

Adjusted Revenue[1]



($ in millions)
$3
$20
$31
2010
2011
2012 P

Adjusted EBITDA and Margins



($ in millions)
$0.3
$(18.3)
$(17.8)
2010
2011
2012 P

Adjusted EBITDA — Quarterly



($ in millions)
$0.2
$0.1
$(6.1)
$(2.6)
$(3.2)
$(6.4)
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11

SCANTRON®

(1) GAAP revenue plus acquisition accounting fair value adjustments

22

Faneuil Business Overview 23 23 Adjusted EBITDA (1) and Margins Adjusted EBITDA (1) — Quarterly Profile • Business Process Outsourcing and Managed Services Experts • Leading contact center, violations processing center, operations services provider • Acquired mid - March 2012 for $70 million with cash on hand • Estimated synergies of $4.5 million (purchased for 4.5x 2012 PF EBITDA) • Largest outsource provider of toll road management services in the US • Demonstrated consistent growth Solutions • Customer Service • Back Office Toll Operations • Business Intelligence Services • Rapid Deployment • Call Center Service • Violation Enforcement Services ($ in millions) Revenue (1) ($ in millions) ($ in millions) $71 $74 $91 $100 $125 2008 2009 2010 2011 2012 P $5 $6 $9 $9 $11 7.0% 8.1% 9.9% 9.0% 8.8% 2008 2009 2010 2011 2012 P Adj. EBITDA % Margin $1.6 $2.3 $2.6 $2.3 $1.5 $1.9 $2.9 $2.5 7.5% 10.1% 11.2% 9.6% 6.1% 7.9% 11.0% 10.0% Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Adj. EBITDA % Margin (1) Faneuil acquired March 19, 2012

Faneuil acquisition enables HCHC to leverage existing embedded services and scale business process outsourcing Faneuil Acquisition Synergies Acquisition of Faneuil creates cross - selling opportunities and operating efficiencies for an estimated $4.5 million in synergies  Revenue synergies estimated to contribute $1.3 million from the following: − Consolidation with Harland Technology Services opens up cross - sell opportunities with existing clients and help desk, IT and toll maintenance outsourcing opportunities − Consolidation with Medical Device Tracking opens up opportunities in healthcare outsourcing  Cost synergies of $2.7 million estimated from the following: − Management reorganization − Consolidation of facilities and operational units − Leverage of HCHC shared services  Procurement savings of $0.5 million estimated through combined sourcing 24

25 III. Financial Overview Peter Fera, Chief Financial Officer

26 Solid, Long - term Historical Performance Adjusted Revenue (1) ($ in millions) Adjusted EBITDA ($ in millions) Cash Flow from Operations ($ in millions)  Strong cash flow generation and conversions  Low capital expenditures requirements  High recurring revenue stream − Broad customer base and ~85% of revenues under long - term contract (3 - 5 years)  Demonstrated ability to integrate acquisitions  Diversified revenue base  Demonstrated track record of margin improvement  Significant investment in web - based education technology  Exceeded synergy target of $112.6 million from the John H. Harland acquisition $457 $493 $487 $474 $498 25.4% 28.8% 29.1% 29.0% 28.8% 2008 2009 2010 2011 2012 P Adj. EBITDA % Margin (1) GAAP revenue plus acquisition accounting fair value adjustments; 2012 P includes Faneuil projections as if acquisition occurr ed January 1, 2012 $1,798 $1,713 $1,674 $1,634 $1,732 2008 2009 2010 2011 2012 P $201 $205 $273 $240 $247 11.2% 12.0% 16.3% 14.7% 14.3% 2008 2009 2010 2011 2012 P Operating Cash Flow % of Revenue

Review of 2011 Financial Performance

HARLAND CLARKE HOLDINGS CORP.

Delivered strong financial performance despite continued recession and market environment

- Adjusted revenue of $1,634.7 million, down 2.3% vs. 2010
  - Solid growth in Scantron web-based revenues (+63.2%), Harland Financial Solutions (+2.2%), Harland Clarke private label checks (+7.5%), and Harland Technology Services (+4.8%)
  - Decrease primarily due to volume declines for the Harland Clarke and Scantron segments
  - Rates of decline in check units improved over second half of 2011
- Adjusted EBITDA margin of 29.0% in 2011
  - Harland Clarke profitability in second half of 2011, up 5.8% as compared to the second half of 2010
  - Solid performance at Harland Financial Solutions; profitability in 2011 up 9.8% as compared to 2010
- Cash flow from operations of $240.0 million in 2011
  - Strong cash generation
  - Investment in new packaging and print technology
  - Significant investment in web-based education technology at the Scantron segment
- Spent $134.9 million on acquisitions and $58.6 million (3.6% of revenue) on capital expenditures to expand capabilities and position business for growth opportunities
- Upgraded and expanded key service and product offerings

HARLAND CLARKE®

27

Review of 2011 Financial Performance (cont’d) 28 2011 Consolidated Highlights: Harland Clarke  Strong second half performance; Adj. EBITDA up $9.8 million vs. prior year on improved revenues per unit and cost reductions Harland Financial Solutions  Full year revenues up $6.1 million and Adj. EBITDA up $7.9 million driven by growth in Self Service and Lending products and cos t reductions Scantron  Adj. EBITDA down $10.2 million due to a one - time survey solution benefit in 2010 and declines in scanners and forms (1) GAAP revenue plus acquisition accounting fair value adjustments 2010 2011 Adj. Revenues (1) Harland Clarke $1,191.8 $1,136.4 Harland Financial Solutions 282.7 288.8 Scantron 205.8 210.4 Eliminations (6.4) (0.9) Total Adj. Revenues $1,673.9 $1,634.7 Adj. EBITDA Harland Clarke $357.8 $347.1 Harland Financial Solutions 81.0 88.9 Scantron 63.0 52.8 Eliminations (15.1) (15.1) Adj. EBITDA $486.7 $473.7 2H 2010 2H 2011 Adj. Revenues (1) Harland Clarke $574.3 $574.3 Harland Financial Solutions 143.3 140.8 Scantron 105.5 104.6 Eliminations (3.1) (0.6) 0 820.0 Total Adj. Revenues $820.0 $819.1 Adj. EBITDA Harland Clarke $168.9 $178.7 Harland Financial Solutions 42.8 42.8 Scantron 32.4 28.0 Eliminations (8.7) (6.8) 0 Adj. EBITDA $235.4 $242.7

2011 EBITDA Reconciliation 29 ($ in millions) 2011 Operating income $158.4 Depreciation and amortization 164.3 Other income (expense) – EBITDA $322.7 Adjustments: Asset impairment charges 111.6 Restructuring costs 12.6 Acquisition related deferred purchase price compensation – Acquisition related (gain) loss on contingent consideration (24.3) One-time, non-cash charge; change in revenue recognition 1.6 Impact of acquisition accounting adjustments 17.6 Impact from investments in acquired businesses 25.5 Allocation of costs related to acquired businesses 3.4 Reconciliation to billed revenues 3.0 Adjusted EBITDA $473.7 Note: See additional EBITDA reconciliations in appendix

Segment Financial Performance (2010 - 2011)

HARLAND CLARKE HOLDINGS CORP.

Adjusted Revenues[(1)] | **Adjusted EBITDA (% margin)**

Harland Clarke



$310
$308
$290
$284
$279
$283
$283
$291
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11



$94
$95
$82
$87
$81
$87
$89
$90
30.3%
30.8%
28.3%
30.6%
29.0%
30.7%
31.4%
30.9%
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11

Harland Financial Solutions



$69
$70
$71
$72
$72
$76
$73
$67
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11



$19
$19
$21
$21
$21
$25
$20
$23
27.6%
27.2%
30.2%
29.6%
29.3%
32.9%
27.8%
33.8%
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11

Scantron



$51
$49
$54
$51
$56
$50
$54
$51
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11



$17
$14
$17
$16
$14
$10
$16
$12
33.3%
28.6%
31.5%
31.4%
25.0%
20.0%
29.6%
23.5%
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11

(1) GAAP revenue plus acquisition accounting fair value adjustments

30

Cash Projections 31 Key Cash Characteristics:  Historical strong cash generation  Low working capital requirements  High EBITDA margin businesses  Low reinvestment rate (1) 2012 P includes Faneuil projections as if acquisition occurred January 1, 2012 ($ in millions) Cash provided by operating activities $273 $240 $247 Capital Expenditures $39 $59 $55 Operating cash flow less capex $234 $181 $192 2010 2011 2012 P (1)

Q1 2012 Flash Performance & MD&A

HARLAND CLARKE HOLDINGS CORP.

($ in millions)

	Q1 2011 [1]	Q1 2012
Adj. Revenues (GAAP revenues plus purchase accounting)		
Harland Clarke	$282.5	$289.5
Harland Financial Solutions	72.3	69.7
Scantron	52.4	51.3
Faneuil	–	21.9
Eliminations	(0.1)	(0.5)
Total HCHC	**$407.1**	**$431.9**
Adj. EBITDA (with adjustment for billed)		
Harland Clarke	$81.5	$84.7
Harland Financial Solutions	21.2	19.0
Scantron	7.8	3.5
Faneuil	–	1.3
Corporate	(3.6)	(4.2)
Total HCHC	**$106.9**	**$104.3**
GlobalScholar / Spectrum K12	(6.1)	(9.4)
Adj. EBITDA (with adjustment for billed)		
Harland Clarke	$81.5	$84.7
Harland Financial Solutions	21.2	19.0
Scantron	13.9	12.9
Faneuil	–	1.3
Corporate	(3.6)	(4.2)
Total HCHC (excl GlobalScholar / Spectrum K12)	**$113.0**	**$113.7**
Capital Expenditures Total HCHC	**$10.8**	**$19.7**

(1) $3.1mm in revenue and $0.5mm in Adj. EBITDA in 2011 shifted from Scantron to Harland Clarke to reflect Survey Services as if at Harland Clarke from 1/1/2011.

- **Harland Clarke**
  - Revenues increased by $7.0 million primarily due to an increase in revenues per unit in checks and related products
  - Adjusted EBITDA increased by $3.2 million primarily due to an increase in revenues per unit in checks and related products, partially offset by delivery cost increases
- **Harland Financial Solutions**
  - Revenues decreased by $2.6 million and adjusted EBITDA decreased by $2.2 million, primarily due to international software license revenues in the 2011 period that did not recur in the 2012 period
- **Scantron**
  - Revenues decreased by $1.1 million primarily due to volume declines in scanners and forms, partially offset by increases at the acquired Global Scholar and Spectrum K12 businesses
  - Adjusted EBITDA decreased $4.3 million primarily due to an increase product implementation and development resources at the acquired businesses and volume declines in scanners and forms

HARLAND CLARKE®

32

33 IV. Transaction Terms and Timing Credit Suisse

Existing Term Loan Proposed Extended Term Loan  $1,719 million senior secured term loan (1) Term loan size  Assumed extended term loan size: $1,000 million (or $700 million post pay down)  Minimum extension amount: 50% of total term loan size Key Amendment Terms (1) Term loan balance as of December 31, 2011 Maturity Interest rate Pay down from secured bond issue Amortization  June 2014  June 2017  With springing maturity 90 days before the Senior Notes maturity date  L + 250 bps  L + 525 bps  NA  Extension conditioned on repayment of 30% of extended term loan tranche only  Permit incurrence of new 1st lien bonds to finance the repayment  For the avoidance of doubt, the 1st lien bond proceeds may be used to repay term loans plus deal fees and expenses, not for general corporate purposes  1% p.a. (or $18 million p.a.) paid quarterly  Increase amortization on the extended term loan tranche to 10% p.a. (paid quarterly)  No change to non - extended term loan amortization Amendment fee  NA  5 bps on net amount, paid to consenting lenders Extension fee  NA  20 bps on net amount, paid to extending lenders 34

Key Amendment Terms Future extensions  Ability to do future term loan extensions of the non - extended tranche; full MFN  Ability to do revolver extensions in the future New incremental refinancing facility Future refinancing debt  Ability to incur 1st lien bonds, 2nd lien debt or unsecured debt to repay term loans  New incremental facility to refinance non - extended term loan; 50 bps MFN Proposed Amendment to Existing Credit Facilities Restricted Payments general basket EBITDA definition Designated Assets Sales (non - printed products)  No change – $20 million p.a.  Permit an EBITDA add - back for billed revenue not yet recognized as GAAP revenue. This deferral is primarily a result of the Ven dor Specific Objective Evidence ("VSOE") method for revenue recognition. Revenue for multi - element contracts at certain operations are deferred until VSOE is established. The proposed add - back will modify the credit agreement definition of EBITDA to reflect Cash EBITDA amounts versus GAAP EBITDA  Remove Designated Asset Sale concept; previously Designed Asset Sales were excluded from Asset Sale Sweep if total PF leverage was less than 4.0x Acquisitions  Acquisitions permitted so long as total leverage is less than or equal to 5.25x on a pro forma basis  No incurrence of 1st lien debt to complete acquisitions unless 1st lien leverage is less than or equal to 3.5x on a pro forma ba sis  Third party fairness opinion required for any future related party acquisitions from a provider to be selected by the admin a gen t  Requirement to disclose LTM Revenue and EBITDA for any future acquisition. To be disclosed in the compliance certificate following the closing of the acquisition Restricted Payments to pay expenses at Parent Co.  Capped at $15 million p.a.; previously unlimited ECF definition  Remove ability to deduct from excess cash flow the $15 million restricted payments basket for expenses at Parent Co. Quarterly compliance certificates  Requirement to include EBITDA calculation in the quarterly compliance certificates 35

Summary Amendment Timetable Date Event May 1 Distribute amendment documentation May 4 Anticipated Q1 earnings release May 7 Consent deadline May 11 Amendment execution After senior secured notes offering is completed (no later than 90 days post amendment execution date) Amendment effective 36 Key Date S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 April 2012 S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 May 2012

Title Phone E-mail Harland Clarke Peter Fera Executive Vice President & Chief Financial Officer (210) 697-1208 peter.fera@harlandclarke.com Martin Wexler Vice President and Treasurer (210) 697-6251 martin.wexler@harlandclarke.com Credit Suisse David Miller Managing Director, Head of Global Leveraged Finance Capital Markets US Co-Head of the Syndicated Loan Group (212) 538-7443 david.miller@credit-suisse.com Carly Baxter Director, Syndicated Loan Group (212) 538-3933 carly.baxter@credit-suisse.com Robert Hetu Managing Director, Corporate Banking (212) 325-4542 robert.hetu@credit-suisse.com Patrick Freytag Associate, Corporate Banking (212) 325-9635 patrick.freytag@credit-suisse.com David Berger Vice President Investment Banking – Financial Sponsors Group (212) 538-1794 david.berger@credit-suisse.com Brian Zaversnik Vice President Investment Banking – Global Business Services Group (312) 750-3091 brian.zaversnik@credit-suisse.com Transaction Contacts 37

38 Public Q&A

39 Appendix

Harland Clarke Holdings Corp.
Adjusted EBITDA Reconciliations

HARLAND CLARKE HOLDINGS CORP.

	2008	2009	2010	2011
Operating income	**264.8**	**250.3**	**296.7**	**158.4**
Depreciation and amortization	164.6	162.1	157.9	164.3
Other income (expense)	(0.4)	0.1	0.1	-
EBITDA	**429.0**	**412.5**	**454.7**	**322.7**
Adjustments:				
Asset impairment charges	2.4	44.4	3.7	111.6
Restructuring costs	14.6	32.5	22.3	12.6
Acquisition related deferred purchase price compensation	8.1	3.5	1.1	-
Acquisition related (gain) loss on contingent consideration	-	-	0.3	(24.3)
One-time, non-cash charge; change in revenue recognition	-	-	-	1.6
Impact of acquisition accounting adjustments	3.0	0.4	2.7	17.6
Impact from investments in acquired businesses	-	-	1.9	25.5
Allocation of costs related to acquired businesses	-	-	-	3.4
Reconciliation to billed revenues	-	-	-	3.0
Adjusted EBITDA	**457.1**	**493.3**	**486.7**	**473.7**

	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011
Operating income (loss)	**83.2**	**76.1**	**69.2**	**68.2**	**61.9**	**64.9**	**87.6**	**(56.0)**
Depreciation and amortization	40.3	39.5	38.7	39.4	40.4	40.6	41.0	42.3
Other income	-	0.1	-	-	-	-	-	-
EBITDA	**123.5**	**115.7**	**107.9**	**107.6**	**102.3**	**105.5**	**128.6**	**(13.7)**
Adjustments:								
Asset impairment charges	-	0.6	1.9	1.2	1.3	1.0	0.1	109.2
Restructuring costs	3.2	7.0	5.0	7.1	2.3	3.7	2.3	4.3
Acquisition related deferred purchase price compensation	0.4	0.4	0.3	-	-	-	-	-
Acquisition related (gain) loss on contingent consideration	-	(0.1)	0.3	0.1	(2.7)	(2.4)	(19.5)	0.3
One-time, non-cash charge; change in revenue recognition	-	-	-	-	-	-	-	1.6
Impact of acquisition accounting adjustments	0.4	0.2	1.0	1.1	3.2	2.8	1.7	9.9
Impact from investments in acquired businesses	-	-	0.3	1.6	6.3	5.9	7.1	6.2
Allocation of costs related to acquired businesses	-	-	-	-	0.6	0.7	1.0	1.1
Reconciliation to billed revenues	-	-	-	-	(0.3)	0.8	0.3	2.2
Adjusted EBITDA	**127.5**	**123.8**	**116.7**	**118.7**	**113.0**	**118.0**	**121.6**	**121.1**

40

Harland Clarke Adjusted EBITDA Reconciliations 41 Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Operating income 65.6 66.3 51.0 55.1 55.8 63.8 65.8 56.5 Depreciation and amortization 26.8 25.9 25.0 25.5 22.9 23.0 22.9 24.4 EBITDA 92.4 92.2 76.0 80.6 78.7 86.8 88.7 80.9 Adjustments: Asset impairment charges - 0.6 1.9 1.2 0.4 - 0.1 0.1 Restructuring costs 1.7 1.6 4.2 4.8 2.6 0.7 0.4 4.0 Acquisition related (gain) loss on contingent consideration - (0.1) 0.1 - (0.7) (0.1) - - Impact of acquisition accounting adjustments 0.3 0.2 0.1 - - - - 4.5 Adjusted EBITDA 94.4 94.5 82.3 86.6 81.0 87.4 89.2 89.5 2008 2009 2010 2011 Operating income 217.1 195.8 238.0 241.9 Depreciation and amortization 112.6 109.3 103.2 93.2 EBITDA 329.7 305.1 341.2 335.1 Adjustments: Asset impairment charges 2.4 33.6 3.7 0.6 Restructuring costs 8.3 25.7 12.3 7.7 Acquisition related (gain) loss on contingent consideration - - - (0.8) Impact of acquisition accounting adjustments - - 0.6 4.5 Adjusted EBITDA 340.4 364.4 357.8 347.1

Harland Financial Solutions Adjusted EBITDA Reconciliations 42 Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Operating income 11.4 11.4 13.8 12.0 14.0 18.2 13.2 8.5 Depreciation and amortization 7.1 7.1 7.1 7.2 6.6 6.5 6.8 7.2 EBITDA 18.5 18.5 20.9 19.2 20.6 24.7 20.0 15.7 Adjustments: Restructuring costs 0.2 0.2 0.2 2.2 - 0.3 - 0.1 Acquisition related deferred purchase price compensation 0.4 0.4 0.3 - - - - - Acquisition related (gain) loss on contingent consideration - - - - 0.6 (1.3) (0.3) 0.3 One-time, non-cash charge - - - - - - - 1.6 Impact of acquisition accounting adjustments - - - - 0.3 0.4 0.2 2.7 Reconciliation to billed revenues - - - - (0.3) 0.8 0.3 2.2 Adjusted EBITDA 19.1 19.1 21.4 21.4 21.2 24.9 20.2 22.6 2008 2009 2010 2011 Operating income 34.1 32.8 48.6 53.9 Depreciation and amortization 28.7 26.9 28.5 27.1 EBITDA 62.8 59.7 77.1 81.0 Adjustments: Asset impairment charges - 10.6 - - Restructuring costs 3.9 3.8 2.8 0.4 Acquisition related deferred purchase price compensation 8.1 3.5 1.1 - Acquisition related (gain) loss on contingent consideration - - - (0.7) One-time, non-cash charge - - - 1.6 Impact of acquisition accounting adjustments 1.4 0.1 - 3.6 Reconciliation to billed revenues - - - 3.0 Adjusted EBITDA 76.2 77.7 81.0 88.9

Scantron Education and Commercial Business Adjusted EBITDA Reconciliations 43 Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Operating income 9.3 1.8 7.9 6.3 (4.3) (12.4) 12.1 (117.7) Depreciation and amortization 6.4 6.5 6.6 6.7 10.9 11.1 11.3 10.7 EBITDA 15.7 8.3 14.5 13.0 6.6 (1.3) 23.4 (107.0) Adjustments: Asset impairment charges - - - - 0.9 1.0 - 109.1 Restructuring costs 1.3 5.2 0.6 0.1 (0.3) 2.7 1.9 0.2 Acquisition related (gain) loss on contingent consideration - - 0.2 0.1 (2.6) (1.0) (19.2) - Impact of acquisition accounting adjustments 0.1 - 0.9 1.1 2.9 2.4 1.5 2.7 Impact from investments in acquired businesses - - 0.3 1.6 6.3 5.9 7.1 6.2 Allocation of costs related to acquired businesses - - - - 0.6 0.7 1.0 1.1 Adjusted EBITDA 17.1 13.5 16.5 15.9 14.4 10.4 15.7 12.3 2008 2009 2010 2011 Operating income 28.4 34.5 25.3 (122.3) Depreciation and amortization 23.3 25.9 26.2 44.0 EBITDA 51.7 60.4 51.5 (78.3) Adjustments: Asset impairment charges - 0.2 - 111.0 Restructuring costs 2.4 3.0 7.2 4.5 Acquisition related (gain) loss on contingent consideration - - 0.3 (22.8) Impact of acquisition accounting adjustments 1.6 0.3 2.1 9.5 Impact from investments in acquired businesses - - 1.9 25.5 Allocation of costs related to acquired businesses - - - 3.4 Adjusted EBITDA 55.7 63.9 63.0 52.8

GlobalScholar and Spectrum K12 Acquisitions Adjusted EBITDA Reconciliations 44 Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Operating loss - - (1.5) (2.9) (13.7) (13.6) (14.9) (12.7) Depreciation and amortization - - 0.1 0.1 4.5 4.8 4.8 4.5 EBITDA - - (1.4) (2.8) (9.2) (8.8) (10.1) (8.2) Adjustments: Restructuring costs - - - - 0.3 0.7 1.5 - Acquisition related (gain) loss on contingent consideration - - 0.2 0.3 (0.3) (0.2) - - Impact of acquisition accounting adjustments - - 0.9 0.9 2.9 2.4 1.5 2.0 Allocation of costs related to acquired businesses - - - - (0.6) (0.7) (1.0) (1.1) Reconciliation to billed revenues - - 0.5 1.7 0.8 4.0 4.9 0.9 Adjusted EBITDA - - 0.2 0.1 (6.1) (2.6) (3.2) (6.4) 2010 2011 Operating loss (4.4) (54.9) Depreciation and amortization 0.2 18.6 EBITDA (4.2) (36.3) Adjustments: Restructuring costs - 2.5 Acquisition related (gain) loss on contingent consideration 0.5 (0.5) Impact of acquisition accounting adjustments 1.8 8.8 Allocation of costs related to acquired businesses - (3.4) Reconciliation to billed revenues 2.2 10.6 Adjusted EBITDA 0.3 (18.3)

45